U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2016

Atossa Genetics Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35610

(Commission File Number)

26-4753208

(I.R.S. Employer Identification Number)

2300 Eastlake Ave. East, Suite 200, Seattle, WA 98102

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (206) 325-6086

                                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 23, 2016, Atossa Genetics Inc. (“Atossa”) received a cash payment of $1,762,931 from Besins Healthcare Luxembourg SARL (“Besins”) pursuant to a Termination Agreement dated August 4, 2016 (the “Termination Agreement”).

Under the Termination Agreement, Atossa and Besins agreed to terminate their Intellectual Property License Agreement dated May 14, 2015 (the “License Agreement”), dismiss the legal action relating to the License Agreement pending in the United States District Court for the District of Delaware captioned Atossa Genetics Inc. v. Besins Healthcare Luxembourg SARL, Case No. 1:16-cv-00045-UNA (the “Litigation”), and settle all claims and counterclaims asserted in the Litigation. Atossa and Besins have further agreed, pursuant to and as set forth in the Termination Agreement, that Besins will assume, and Atossa shall have no further rights to, all clinical, regulatory, manufacturing, and all other development and commercialization of 4-hydroxy tamoxifen and Afimoxifene Topical Gel (the “AfTG Program”). In consideration for Atossa’s comprehensive relinquishment of all rights granted in the License Agreement, termination of the License Agreement, cessation of all efforts to develop Afimoxifene Gel, delivery of all API manufactured to date, assignment of a Drug Master File, delivery to Besins of the work product Atossa has completed to date, and other consideration, Besins agreed to reimburse Atossa for out-of-pocket expenses incurred by Atossa to pursue the AfTG Program and to make a termination payment in the total amount of $1,762,931.

Item 8.01 Other Events.

See Item 7.01 above which is incorporated into this Item 8.01 by this reference.

As of the date of this Report, Atossa believes that it is compliant with the stockholders’ equity requirement of the Nasdaq Capital Market based upon the transaction described in this Report. Nasdaq will continue to monitor Atossa’s ongoing compliance with the stockholders’ equity requirement.

Atossa is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Atossa’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Signature(s)

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATOSSA GENETICS INC.

Date: August 23, 2016	By: /s/ Kyle Guse Its: Chief Financial Officer